UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):May 7, 2021

COMMSCOPE HOLDING COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36146	27-4332098
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 CommScope Place, SE

Hickory, North Carolina 28602

(Address of principal executive offices)

Registrant’s telephone number, including area code:  (828) 324-2200

Not Applicable

(Former name or former address, if changed since last report.)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	COMM	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

CommScope Holding Company, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Meeting”) on May 7, 2021. The matters that were voted upon at the Meeting, and the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to each such matter, as applicable, are set forth below. There were a total of 203,397,720 shares of common stock, and 1,041,819 shares of Series A Convertible Preferred Stock, which, as of the record date, were convertible into 37,884,327 shares of common stock, eligible to vote at the Meeting. The holders of the Series A Convertible Preferred Stock, voting as a separate class, voted on the election of one director. The holders of shares of common stock and shares of Series A Convertible Preferred Stock, voting together as a single class with the holders of Series A Convertible Preferred Stock voting on an as-converted basis as described in the Proxy Statement, voted on the election of four directors and on five other proposals at the Meeting.

Each of the proposals that were voted upon at the Meeting passed by the votes set forth in the tables below for each proposal.

		Votes For	Votes Against	Abstentions	Broker Non-Votes
(1)	Approval of an amendment to the Company’s amended and restated certificate of incorporation to eliminate the classified structure of the Company’s Board of Directors:	211,054,608	86,686	30,771	12,482,768

(2)

The holders of Series A Convertible Preferred Stock, voting as a separate class, voted to elect one director to serve a term expiring at the Company’s 2022 Annual Meeting of Stockholders or until his successor is elected and qualified to serve:

	Name of Director	Votes For	Votes Against	Abstentions	Broker Non-Votes
	Patrick R. McCarter	37,884,327	-	-	-

(3)

The holders of shares of common stock and shares of Series A Convertible Preferred Stock voted together as a single class to elect three Class II Directors and one Class III Director for terms ending at the Company’s

2022 Annual Meeting of Stockholders or until their successors are elected and qualified to serve:

	Name of Director	Votes For	Votes Against	Abstentions	Broker Non-Votes
	Mary S. Chan	206,303,770	4,844,709	23,586	12,482,768
	Stephen C. Gray	193,260,114	17,886,624	25,327	12,482,768
	L. William Krause	187,333,071	19,192,784	4,646,210	12,482,768
	Derrick A. Roman	210,303,196	838,266	30,603	12,482,768

		Votes For	Votes Against	Abstentions	Broker Non-Votes
(4)	Non-binding, advisory approval of the compensation of the Company's named executive officers:	181,321,445	29,786,687	63,933	12,482,768

		Votes For	Votes Against	Abstentions	Broker Non-Votes
(5)	Approval of additional shares under the Company’s 2019 Long-Term Incentive Plan:	205,277,693	5,870,107	24,265	12,482,768

		Votes For	Votes Against	Abstentions	Broker Non-Votes
(6)	Approval of the termination of certain executive performance options and grant of selective performance-based retention equity awards:	155,158,362	55,967,656	46,047	12,482,768

		Votes For	Votes Against	Abstentions
(7)	Ratification of Independent Registered Public Accounting Firm for 2021:	223,259,925	378,379	16,529

On May 7, 2021, the Company issued a press release announcing the results of the Meeting. A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d) EXHIBITS

99.1 Press Release of CommScope Holding Company, Inc. dated May 7, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 10, 2021

COMMSCOPE HOLDING COMPANY, INC.

By:  /s/ Frank B. Wyatt, II

Frank B. Wyatt, II

Senior Vice President,

General Counsel and Secretary